AMENDMENT NO. 7 TO THIRD AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT This AMENDMENT NO. 7 TO THIRD AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT is dated as of April 4, 2018 (this “Amendment”), among AMERESCO, INC. (the “Borrower”), THE GUARANTORS PARTY HERETO (the "Guarantors" and collectively with the Borrower, the "Loan Parties"), THE LENDERS PARTY HERETO (the “Lenders”), and BANK OF AMERICA, N.A., as administrative agent (the “Agent”). WHEREAS, the Loan Parties, the Lenders, and the Agent are parties to that certain Third Amended and Restated Credit and Security Agreement dated as of June 30, 2015, as heretofore amended, among the Borrower, the Guarantors, the Lenders, and the Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); WHEREAS, the Loan Parties, the Agent and the Lenders wish to increase the LC Commitment Amount to $20,000,000 and make certain other changes to covenants of the Credit Agreement, and accordingly revise certain provisions of the Credit Agreement, as described herein; NOW, THEREFORE, in consideration of the foregoing and the agreements contained herein, the parties agree that the Credit Agreement is hereby amended as follows: 1. Capitalized Terms. Except as otherwise expressly defined herein, all capitalized terms used herein which are defined in the Credit Agreement have the same meanings herein as therein, except to the extent that such meanings are amended hereby. 2. Amendment to Credit Agreement. (a) Section 1.1 of the Credit Agreement is hereby amended to delete the definition of “LC Commitment Amount” in its entirety and replace it with the following: “LC Commitment Amount” means $20,000,000. (b) Section 3.3 of the Credit Agreement is hereby amended to add the following new paragraph (c) immediately after paragraph (b) thereof: (c) Notwithstanding anything to the contrary in this Agreement or any other Loan Documents, if the Agent determines (which determination shall be conclusive absent manifest error), or the Borrower or Required Lenders notify the Agent (with, in the case of the Required Lenders, a copy to Borrower) that the Borrower or Required Lenders (as applicable) have determined, that: (i) adequate and reasonable means do not exist for ascertaining LIBOR for any requested Interest Period, including, without limitation, because the LIBOR Screen Rate is not available or published on a current basis and such circumstances are unlikely to be temporary; or AM 68306960.2

(ii) the administrator of the LIBOR Screen Rate or a Governmental Authority having jurisdiction over the Agent has made a public statement identifying a specific date after which LIBOR or the LIBOR Screen Rate shall no longer be made available, or used for determining the interest rate of loans (such specific date, the “Scheduled Unavailability Date”), or (iii) syndicated loans currently being executed, or that include language similar to that contained in this Section, are being executed or amended (as applicable) to incorporate or adopt a new benchmark interest rate to replace LIBOR, then, reasonably promptly after such determination by the Agent or receipt by the Agent of such notice , as applicable, the Agent and the Borrower may amend this Agreement to replace LIBOR with an alternate benchmark rate (including any mathematical or other adjustments to the benchmark (if any) incorporated therein) , giving due consideration to any evolving or then existing convention for similar Dollar-denominated syndicated credit facilities for such alternative benchmarks (any such proposed rate, a “LIBOR Successor Rate”), together with any proposed LIBOR Successor Rate Conforming Changes (as defined below) and any such amendment shall become effective at 5:00 p.m. (New York time) on the fifth Business Day after the Agent shall have posted such proposed amendment to all Lenders and the Borrower unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Agent written notice that such Required Lenders do not accept such amendment. If no LIBOR Successor Rate has been determined and the circumstances under clause (i) above exist or the Scheduled Unavailability Date has occurred (as applicable), the Agent will promptly so notify the Borrower and each Lender. Thereafter, (x) the obligation of the Lenders to make or maintain Eurocurrency Rate Loans denominated in Dollars shall be suspended, (to the extent of the affected Eurocurrency Rate Loans or Interest Periods), and (y) the Eurocurrency Rate component shall no longer be utilized in determining the Base Rate. Upon receipt of such notice, the Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of Eurocurrency Rate Loans denominated in Dollars (to the extent of the affected Eurocurrency Rate Loans or Interest Periods) or, failing that, will be deemed to have converted such request into a request for a Committed Borrowing of Base Rate Loans (subject to the foregoing clause (y)) in the amount specified therein. Notwithstanding anything else herein, any definition of LIBOR Successor Rate shall provide that in no event shall such LIBOR Successor Rate be less than zero for purposes of this Agreement. As used in this paragraph (c): “LIBOR Screen Rate” means the LIBOR quote on the applicable screen page the Agent designates to determine LIBOR (or such other commercially available source providing such quotations as may be designated by the Agent from time to time). 2

“LIBOR Successor Rate Conforming Changes” means, with respect to any proposed LIBOR Successor Rate, any conforming changes to the definition of Base Rate, Interest Period, timing and frequency of determining rates and making payments of interest and other administrative matters as may be appropriate, in the discretion of the Agent, to reflect the adoption of such LIBOR Successor Rate and to permit the administration thereof by the Agent in a manner substantially consistent with market practice (or, if the Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such LIBOR Successor Rate exists, in such other manner of administration as the Agent determines in consultation with the Borrower). (c) Section 12.7 of the Credit Agreement is hereby amended to insert the following new paragraph (d) immediately after paragraph (c) thereof: (d) Customary Advertising Material. The Loan Parties consent to the publication by the Agent or any Lender of customary advertising material relating to the transactions contemplated hereby using the name, product photographs, logo or trademark of the Loan Parties. 3. Confirmation of Guaranty by Guarantors. Each Guarantor hereby confirms and agrees that all indebtedness, obligations or liability of the Borrower under the Credit Agreement as amended hereby, whether any such indebtedness, obligations and liabilities are now existing or hereafter arising, due or to become due, absolute or contingent, or direct or indirect, constitute “Guaranteed Obligations” under and as defined in the Credit Agreement and, subject to the limitation set forth in Section 4.1 of the Credit Agreement, are guaranteed by and entitled to the benefits of the Guaranty set forth in Article 4 of the Credit Agreement. Each Guarantor hereby ratifies and confirms the terms and provisions of such Guarantor’s Guaranty and agrees that all of such terms and provisions remain in full force and effect. 4. Confirmation of Security Interests. Each Loan Party (other than the Special Guarantors) hereby confirms and agrees that all indebtedness, obligations and liabilities of the Loan Parties under the Credit Agreement as amended hereby, whether any such indebtedness, obligations and liabilities are now existing or hereafter arising, due or to become due, absolute or contingent, or direct or indirect, constitute “Secured Obligations” under and as defined in the Credit Agreement and are secured by the Collateral and entitled to the benefits of the grant of security interests pursuant to Article 5 of the Credit Agreement. The Loan Parties (other than the Special Guarantors) hereby ratify and confirm the terms and provisions of Article 5 of the Credit Agreement and agree that, after giving effect to this Amendment, all of such terms and provisions remain in full force and effect. 5. No Default; Representations and Warranties, etc. The Loan Parties hereby confirm that, after giving effect to this Amendment, (i) the representations and warranties of the Loan Parties contained in Article 6 of the Credit Agreement and the other Loan Documents (A) that contain a materiality qualification are true and correct on and as of the date hereof as if made on such date (except to the extent that such representations and warranties expressly relate to an earlier date), and (B) that do not contain a materiality qualification are true and correct in all material respects on and as of the date hereof as if made on such date (except to the extent that such 3 representations and warranties expressly relate to an earlier date), and (ii) no Default or Event of Default shall have occurred and be continuing. Each Loan Party hereby further represents and warrants that (a) the execution, delivery and performance by such Loan Party of this Amendment (i) have been duly authorized by all necessary action on the part of such Loan Party, (ii) will not violate any applicable law or regulation or the organizational documents of such Loan Party, (iii) will not violate or result in a default under any indenture, agreement or other instrument binding on such Loan Party or any of its assets that will have a Material Adverse Effect, and (iv) do not require any consent, waiver, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or any Person (other than the Agent and the Lenders) which has not been made or obtained; and (b) it has duly executed and delivered this Amendment. 6. Conditions to Effectiveness. This Amendment shall become effective upon the receipt by the Agent of counterparts of this Amendment duly executed by each of the parties hereto or written evidence reasonably satisfactory to the Agent that each of the parties hereto has signed a counterpart of this Amendment. 7. Miscellaneous. (a) Except to the extent specifically amended hereby, the Credit Agreement, the Loan Documents and all related documents shall remain in full force and effect. This Amendment shall constitute a Loan Document. Whenever the terms or sections amended hereby shall be referred to in the Credit Agreement, Loan Documents or such other documents (whether directly or by incorporation into other defined terms), such defined terms shall be deemed to refer to those terms or sections as amended by this Amendment. (b) This Amendment may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, but all counterparts shall together constitute one instrument. Delivery of an executed counterpart to this Amendment by telecopy or other electronic means shall be effective as an original and shall constitute a representation that an original will be delivered. (c) This Amendment shall be governed by the laws of the Commonwealth of Massachusetts and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. (d) The Loan Parties agree to pay all reasonable expenses, including legal fees and disbursements, incurred by the Agent in connection with this Amendment and the transactions contemplated hereby. [Signature Pages Follow] 4

IN WITNESS WHEREOF, the parties hereto have executed this Amendment which shall be deemed to be a sealed instrument as of the date first above written. BORROWER AMERESCO, INC. By: /s/ John R. Granara, III __________________________ Name: John R. Granara, III Title: Executive Vice President & Chief Financial Officer GUARANTORS AMERESCO ENERTECH, INC. AMERESCO FEDERAL SOLUTIONS, INC. AMERESCO PLANERGY HOUSING, INC. AMERESCO QUANTUM, INC. AMERESCO SELECT, INC. AMERESCOSOLUTIONS, INC. APPLIED ENERGY GROUP INC. SIERRA ENERGY COMPANY By: /s/ John R. Granara, III __________________________ Name: John R. Granara, III Title: Treasurer AMERESCO SOUTHWEST, INC. By: /s/ John R. Granara, III __________________________ Name: John R. Granara, III Title: Vice President and Treasurer E.THREE CUSTOM ENERGY SOLUTIONS, LLC, By: Sierra Energy Company, its sole member By: /s/ John R. Granara, III __________________________ Name: John R. Granara, III Title: Treasurer [Signature Page to Amendment No. 7 to Third Amended Ameresco Credit and Security Agreement]

AMERESCO ASSET SUSTAINABILITY GROUP LLC AMERESCO CT LLC AMERESCO DELAWARE ENERGY LLC AMERESCO EVANSVILLE, LLC AMERESCO HAWAII LLC AMERESCO INTELLIGENT SYSTEMS, LLC AMERESCO LFG HOLDINGS LLC AMERESCO PALMETTO LLC AMERESCO SOLAR, LLC AMERESCO SOLAR NEWBURYPORT LLC AMERESCO STAFFORD LLC SELDERA LLC SOLUTIONS HOLDINGS, LLC By: Ameresco, Inc., its sole member By: /s/ John R. Granara, III __________________________ Name: John R. Granara, III Title: Executive Vice President & Chief Financial Officer AMERESCO SOLAR – PRODUCTS LLC AMERESCO SOLAR – SOLUTIONS LLC AMERESCO SOLAR – TECHNOLOGIES LLC By: Ameresco Solar LLC, its sole member By: Ameresco, Inc., its sole member By: /s/ John R. Granara, III __________________________ Name: John R. Granara, III Title: Executive Vice President & Chief Financial Officer [Signature Page to Amendment No. 7 to Third Amended Ameresco Credit and Security Agreement]

AGENT: BANK OF AMERICA, N.A. By: _/s/ Mollie S. Canup_____________________ Name: Mollie S. Canup Title: Vice President LENDERS: BANK OF AMERICA, N.A. By: _/s/ Luanne T Smith_____________________ Name: Luanne T Smith Title: VP WEBSTER BANK, N.A. By: _/s/ Samuel Pepe________________________ Name: Samuel Pepe Title: VP [Signature Page to Amendment No. 7 to Third Amended Ameresco Credit and Security Agreement]